UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2022

Azenta, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Summit Drive, 6th Floor, Burlington, MA 01803
(Address of principal executive offices and Zip Code)

(978) 262-2400

(Registrant’s telephone number, including area code)

15 Elizabeth Drive, Chelmsford, MA 01824

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AZTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously reported, on October 3, 2022, Azenta, Inc. (the “Company”) completed its previously announced acquisition of B Medical Systems S.á r.l., a private limited liability incorporated in the Grand Duchy of Luxembourg (“B Medical”). This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 7, 2022 to include the financial statements of the business acquired and the pro forma information required by Items 9.01(a) and 9.01(b) of From 8-K, respectively.

B Medical Systems Holding S.A. was the parent holding company of B Medical, B Medical represented substantially all of the assets of B Medical Systems Holding S.A. and the consolidated financial statements of B Medical Systems Holding S.A. represent the entirety of the business, results of operations and financial condition of B Medical. Accordingly, the consolidated financial statements and pro forma financial information included in this Current Report on Form 8-K/A are those of B Medical Systems Holding S.A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business or funds acquired.

The audited consolidated financial statements of B Medical Systems Holding S.A. as of and for the years ended December 31, 2021 and 2020, together with the accompanying Report of Independent Auditors, are set forth in Exhibit 99.1.

The unaudited consolidated financial statements of B Medical Systems Holding S.A. as of and for the six months ended June 30, 2022 are set forth in Exhibit 99.2.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company and B Medical Systems Holding S.A. as of and for the year ended September 30, 2022 are set forth in Exhibit 99.3.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K/A.

EXHIBIT NUMBER	DESCRIPTION

23.1	Consent of PricewaterhouseCoopers, Société cooperative, independent auditors for B Medical Systems Holding S.A.

99.1	The audited consolidated financial statements of B Medical Systems Holding S.A. as of and for the years ended December 31, 2021 and 2020, together with the accompanying Report of Independent Auditors.

99.2	The unaudited consolidated financial statements of B Medical Systems Holding S.A. as of and for the six months ended June 30, 2022.

99.3	The unaudited pro forma condensed combined financial information of the Company and B Medical Systems Holding S.A. as of and for the year ended September 30, 2022.

104	Cover Page Interactive Data File (embedded within the iXBRL (Inline eXtensible Business Reporting Language) document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZENTA, INC.

/s/ Jason W. Joseph
Date: December 15, 2022	Jason W. Joseph
Senior Vice President, General Counsel and Secretary